UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 13, 2019

(Date of Report - date of earliest event reported)

Arbutus Biopharma Corporation

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-34949	98-0597776
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

100-8900 Glenlyon Parkway
Burnaby, British Columbia, Canada	V5J 5J8
(Address of Principal Executive Offices)	(Zip Code)

(604) 419-3200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On February 13, 2019, Arbutus Biopharma Corporation (the “Company”) disclosed in an updated corporate presentation that, although it has not finalized its full financial results for the year ended December 31, 2018, it expects to report that it had $124.6 million of cash, cash equivalents and short-term investments as of December 31, 2018. The amount is preliminary, has not been audited and is subject to change upon completion of the Company’s audited financial statements for the year ended December 31, 2018. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2018.

The information provided pursuant to this Item 2.02 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing with the Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This report may contain forward-looking statements, including, but not limited to, statements regarding the Company’s anticipated cash position as of December 31, 2018. These forward-looking statements are subject to a number of risks and uncertainties including changes in estimated cash position based on the completion of financial closing procedures and the risk factors set forth from time to time in the Company’s SEC filings including, but not limited to, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its subsequent quarterly reports on Form 10-Q, which are available at www.sec.gov. Any forward-looking statements set forth in this report speak only as of the date of this report. We do not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof other than as required by law. You are cautioned not to place undue reliance on any forward-looking statements. Information contained on the Company’s website does not constitute part of this report.

Item 8.01.  Other Events.

On February 13, 2019, the Company posted an updated corporate presentation on its website at www.arbutusbio.com. A copy of the presentation is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Corporate presentation dated February 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2019

ARBUTUS BIOPHARMA CORPORATION

By:	/s/David C. Hastings
Name:	David C. Hastings
Title:	Chief Financial Officer